                 NEW YORK DRIVE ASSOCIATES, L.L.C. ("LANDLORD")

                                       TO

                           BIOSONICS, INC. ("TENANT"),

 .
                                      LEASE

                                      Space

                          2761+/- RENTABLE SQUARE FEET

                       260 New York Drive, Fort Washington

                       Upper Dublin Township, Pennsylvania

                                      Term

                   FROM OCTOBER 1, 1996 TO SEPTEMBER 30, 1998


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                                      LEASE

         THIS IS A LEASE AGREEMENT ("Lease"), dated __________, by and between New York Drive, L.L.C. ("Landlord"), a Pennsylvania limited liability company, and Biosonics Inc. ("Tenant").

         Intending to be legally bound hereby, Landlord and Tenant agree:

         1. LEASED SPACE; TERM.

                  (a) Landlord hereby leases to Tenant for use only as general offices and administrative of 2761+/- rentable square feet ("Leased Space") shown in the attached Exhibit A in the office building ("Building") at 260 New York Drive, Upper Dublin Township, Pennsylvania. The Leased Space contains an area of 2761+/- rentable square feet which includes Tenant's agreed share of hallways and other common areas.

                  (b) The term of the lease is two years and zero months from the later of

                           (i) the first of the month after the date of this
Lease, or

                           (ii) the date Landlord notifies Tenant that the
Leased Space is ready for occupancy following substantial completion of the work to be performed by Landlord pursuant to paragraph 3 hereof.

         2.  BASE RENT.

                  (a) The annual base rent is $40,034.50, payable in consecutive, equal monthly installments of $3,336.21, prorated for any partial calendar month of occupancy, payable in advance without prior notice or demand, and without any set-off or deduction whatsoever, on the first day of each month at Landlord's principal office in Upper Dublin Township or at such other place as Landlord may direct, except the base rent for the unexpired portion of any month in which the term begins will be paid on such beginning date and for the first full month of the term will be paid on the date of this Lease.

                  (b) Additional Rent: Tenant agrees to reimburse Landlord on a monthly basis upon notice and demand for Tenant's pro rata share of utilities.

         3.  COST OF LIVING ADJUSTMENTS TO BASE RENT.

                  (a) On January 1 of each calendar year during the term of this Lease, the annual base rent payable by Tenant hereunder shall be increased (but never decreased) by an amount equal to the product of: (i) one hundred percent (100%) of the annual base rent as adjusted pursuant to this paragraph for the preceding calendar year, times (ii) the percentage change in the "index" (as hereinafter defined) between December of the preceding calendar year and December of the second preceding calendar year. Provided however that the first adjustment to base rent pursuant to this paragraph shall be reduced by a percentage equal to the number of months commencing with the commencement date of this lease and ending on December 31 of the preceding calendar year divided by twelve.

                  (b) As soon as the Index for the preceding calendar year becomes available to Landlord, Landlord shall forward a statement to Tenant setting forth: (i) the Index for December of the preceding calendar year; (ii) the Index for December of the second preceding calendar year; (iii) the adjusted annual base rent for the ensuing calendar year; and (iv) the amount of each monthly installment thereof. Such statement shall also set forth the amount, if any, of additional rent payable for such preceding calendar year pursuant to this paragraph prior to the time that the Index statistics were available, and Tenant shall pay such additional rent for such period within fifteen (15) days after its receipt of such statement.


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                  (c) As used in this paragraph, the term "Index" shall mean the
Consumer Price Index for All Urban Consumers released by the United States Department of Labor, Bureau of Labor Statistics, relating to Consumer Prices for All Items in the City of Philadelphia. The statistical methods used for computing the Index shall be such as are chosen by the United States Department of Labor for4 that purpose irrespective of whether the methods are changed from time to time. If the base year selected by the United State Department of Labor shall be changed, then the resultant index shall be readjusted so as to reflect the base initially established under this paragraph. If the Index shall no longer be published or cannot be readjusted, then another index generally recognized as authoritative shall be selected by Landlord and substituted for all purposes of this paragraph. Until such alternative Index shall be as last previously determined, and when the same shall be so established it shall be applied retroactively to the beginning of the calendar year in question; and within fifteen (15) days thereafter Tenant shall pay to Landlord the additional rent determined to be payable under this paragraph.

         4.  "AS-IS POSSESSION".

                  Anything herein contained to the contrary and not withstanding, it is understood and agreed that the Lessee shall accept the demised premises on an "as is" basis and shall assume all responsibility for repairs to these premises.

         5.  COVENANTS OF LANDLORD.  LANDLORD WILL:

                  (a) supply for normal office use heat and air conditioning service, elevator service, janitorial and cleaning services, electricity, and hot and cold water, all in amounts and at times consistent with similar services provided in Class A office buildings in Upper Dublin Township, provided that:
(i) Landlord will not be liable for failure to supply any such services for any cause beyond its control, or for any cause which in Landlord's judgment shall require the suspension of any such service for purposes of necessary or proper maintenance or repair of Building facilities; (ii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange such additional services through Landlord, for which Tenant shall pay Landlord upon receipt of billing therefor; and (iii) if Tenant requires installation of additional heating, ventilating and/or air conditioning system, Tenant shall pay for the furnishing and installation thereof, and in addition shall pay the metered costs plus ten percent (10%) of such metered costs to compensate Landlord for its costs in respect of such separate system;

                  (b) supply and maintain window drapes selected by Landlord for all outside windows.

         6. COVENANTS OF TENANT. Tenant will (at Tenant's sole cost and expense):

                  (a) pay to Landlord all amounts due as base rent and additional rent; and pay to Landlord: (i) a "late charge" on all overdue installments of base rent and on all overdue payments of additional rent or other sums payable to Landlord hereunder, such "late charge" to compensate Landlord for its costs in collecting the same and to be in an agreed upon, liquidated amount equal to five percent (5%) of the installment or payment so overdue; and (ii) in addition to the foregoing described "late charge", interest, at the "overdue interest rate" of twelve percent (12%). Late charges will be assessed after the fifteenth of the month;

                  (b) keep the Leased Space in good order and repair, reasonable wear and tear excepted;

                  (c) surrender the Leased Space at the end of this Lease in the same condition in which Tenant has agreed to keep it during the term hereof;

                  (d) be responsible for the maintenance of all plumbing and other fixtures in the Leased Space, whether installed by Landlord or by Tenant, except for Building lavatories which will be maintained by Landlord subject to paragraph 8(e) hereof. Lessor shall be responsible for ordinary wear and tear of all plumbing fixtures, kitchen appliances, and other fixtures in the balance of the Leased Space that are owned by Lessor (i.e.. includes replacement of lightbulbs, lighting fixtures etc.). Any damage caused by negligence of Lessee shall be the responsibility of Lessee.

                  (e) be responsible (except to the extent provided in paragraph 10 hereof) for repairs and replacements to the Leased Space and in the Building (including Building lavatories) made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees;

                  (f) comply with all laws and all enactment's and regulations of any governmental authority relating or applicable to Tenant's occupancy of the Leased Space, and hold Landlord harmless form all consequences for failure to do so;

                  (g) promptly notify Landlord of any damage to or defects in the Leased Space, and of any injuries to persons or property which occur therein;

                  (h) pay for any alterations, improvements or additions to the Leased space and any light bulbs, tubes and other non-standard Building items, other than those referred to in paragraph 3 hereof, made by or for Tenant, and allow a lien to attach to the Building with respect to any of the foregoing;

                  (i) comply with the rules and regulations set forth in Exhibit D hereto and with all reasonable changes in and additions to such rules and regulations (notice of which is given by Landlord to Tenant); such rules and regulations are and all such changes and additions will be part of this Lease;

                  (j) comply with all reasonable recommendations of Landlord's or Tenant's insurance carriers relating to layout, use and maintenance of the Leased Space.

         7.  NEGATIVE COVENANTS OF TENANT.   Tenant will not:

                  (a) damage the Leased Space or any other part of the Buildings, or use any part of the Building not designated for use by Tenant except as such right is given by special written arrangement apart from this Lease;

                  (b) bring into or permit to be kept in the Leased Space any dangerous, explosive, radioactive or obnoxious substances;

                  (c) have property of substantial size or quantity delivered to or removed from the Leased Space without first making arrangements satisfactory to Landlord;

                  (d) bring into the Leased Space or use any furniture or equipment that might be harmful thereto or harmful or annoying to others in the Building, or place any weight in the Leased Space beyond its safe carrying capacity (which, unless Tenant is otherwise notified by Landlord, is 200 pounds per square foot live load); or

                  (e) conduct itself or permit its agents, servants, employees, guests or visitors to conduct themselves in a manner which in Landlord's judgment is improper or unsafe.

         8.  TENANT'S ACTIONS REQUIRING LANDLORD'S CONSENT.

                  Without the prior written consent of Landlord, Tenant will not:

                  (a) make any use of the Leased Space other than that described in paragraph 1 hereof;

                  (b) voluntarily or involuntarily assign, mortgage or pledge this Lease or sublet all or any part of the Leased Space, except in strict compliance with the provisions of paragraph 14 hereof;


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                  (c) alter, improve or add to the Leased Space (all
alterations, improvements, additions and fixtures will belong to Landlord and remain in the Leased Space at the end of this Lease except that if Landlord asks that any of the same be removed, Tenant will do so and will restore or repair any damage to the Leased Space caused by such installation or removal, all at Tenant's expense);

                  (d) remove any of Tenant's property from the Leased Space except such as can be carried by Tenant and as would be reasonable and customary for persons occupying similar space to remove.

         9. ADDITIONAL RIGHTS OF LANDLORD. Landlord may at reasonable times inspect the Leased Space, show it to prospective tenants during the last year of the original or any extended term, and alter, improve, repair or add to it to the extent that Landlord thinks necessary for the protection and maintenance of the Leased Space or other parts of the Building.

         10.  LOSS, DAMAGE OR INJURY; INSURANCE.

                  (a) Tenant will be responsible for and hereby relieves Landlord from and indemnifies Landlord against all liability by reason or any injury, damage or loss to any person or property which occurs in the Leased Space or in any other part of the Building, and which is caused wholly or in part by the negligence of Tenant, its agents, servants, invitees or employees. Tenant further releases Landlord from all liability for damage to or loss of any property of Tenant or any third party which may result from the leakage of water into the Leased Space, or from any other cause unless resulting from the gross negligence of Landlord, its agents or employees. Tenant will maintain in force, and at Landlord's request will produce evidence of, general public liability insurance with a limit of no less than $1,000,000 per occurrence. Tenant shall name Landlord as additional insured under the policy. Tenant shall name Landlord as additional insured under the policy. Lessee shall provide Lessor with a certificate of insurance within thirty (30) days of full execution of the Lease Agreement.

                  (b) Notwithstanding any other provision herein, Landlord and Tenant hereby release each other, to the extent of the other's insurance coverage, from liability for loss or damage to the property of the party granting such release, even if the loss or damage occurred through the negligence of such other party or its agents, servants, invitees or employees, provided that this release shall be effective only with respect to loss or damage occurring during such time as the relevant insurance policy of the party granting such release contains a clause to the effect that this release does not affect such policy or the right of the insured to recover thereunder. Each party will use its best efforts to the end that its policies of insurance will contain such a clause, but if an additional premium is charged for such waiver, the party benefiting therefrom, if it desires to have the waiver, will pay to the other the amount of such additional premium promptly upon being billed therefor.

                  (c) Tenant will not do anything which would result in the cancellation, suspension or increase in the rate of fire insurance or other insurance carried by Landlord; and if any cancellation, suspension or increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Leased Space or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand, and any such sum shall be considered additional rent payable with the monthly installment of rent next becoming due.

         11. RESTORATION OF DAMAGE. If the Leased Space is damaged by fire or other casualty, Landlord will restore the Leased Space (but not Tenant's property located therein) with reasonable promptness at Landlord's expense, except that Tenant may be liable for restoration costs under paragraph 5(e) hereof, unless the damage to the building is so extensive that Landlord determines not to restore it, in which event Landlord will so notify Tenant within sixty (60) days after the occurrence of such casualty and this Lease will thereupon terminate.


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Landlord will not be liable to Tenant for any interruption in use of the Leased
Space which results from damage to any part of the building, but rent will be proportionately suspended during any period of time when any part (or all) of the Leased Space is untenantable.

         12. CONDITION OF LEASED SPACE. Landlord leases the Leased Space in its condition when the term of this Lease begins and without any representation with respect to it or any duty to repair or alter it except as stated in paragraph 3, 4 and 5 hereof.

         13.  DEFAULT BY TENANT.

         (a) Each of the following shall constitute an event of default (an "Event of Default") hereunder:

                  (i) If Tenant fails to pay when due all amounts due hereunder, including, without limitation, base rent and additional rent; or

                  (ii) If Tenant fails to perform any of its other obligations hereunder within ten (10) days after written notice of any such failure has been given by Landlord; or

                  (iii) If Tenant abandons or vacates the Leased Space or removes therefrom all or substantially all of its property; or

                  (iv) If Tenant files a petition commencing a voluntary case under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, or files a petition in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, or, if Tenant is then a banking organization, if Tenant files an application for voluntary liquidation or dissolution applicable to banking organizations; or

                  (v) If an involuntary case against Tenant as debtor is commenced by a petition under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law; or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization pursuant to any state bankruptcy law or any similar state law shall be filed in any court and shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or if Tenant shall consent or acquiesce in the filing thereof; or

                  (vi) If a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Leased Space shall be appointed in any proceedings brought by Tenant; or if any such custodian, receiver, trustee or liquidator shall be appointed in any proceedings brought against Tenant and shall not be discharged within sixty (60) days after such appointment; or if Tenant shall consent to or acquiesce in such appointment;

                  (vii) If Tenant shall generally not pay Tenant's debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

Then Landlord will have the right to do, once or more often, any one or more of the following:

                  (i) declare due and payable and sue to recover all unpaid rent and additional rent, and all rent and additional rent for the unexpired term of this Lease, and all costs and commissions provided or permitted by law;

                  (ii) declare this Lease terminated;

                  (iii) enter the Leased Space and sell any property in it;

                  (iv) lease all or any part of the Leased Space to any other person with or without first altering the same;

                  (v) confess judgment on behalf of Tenant for all amounts due hereunder with interest, costs and an attorneys' commission of five percent (5%) using this Lease or a copy as authority for such action; and

                  (vi) enter an action and judgment in ejectment against Tenant, using this Lease or a copy as authority and causing a writ of possession to be issued.

         (b) Tenant hereby empowers any attorney or any court of record to appear for it one or more times and to take on its behalf any or all of the actions described in (v) and (vi) immediately above, including the entry of judgment by confession, agreement or otherwise .

         (c) If a default by Tenant not involving the payment of money occurs and is of such a nature that it cannot reasonably be cured within ten (10) days after written notice as aforesaid, Landlord will not exercise any right, power or remedy hereunder so long as Tenant is proceeding with due diligence, in good faith and with continuity to complete the curing of such default, provided that in all cases the default is completely cured within sixty (60) days after such written notice, and if not so cured within such 60-day period then Landlord shall be fully empowered to exercise any right, power or remedy hereunder.

         14. EMINENT DOMAIN. If all or part of the Building is taken or condemned for public use (or if the Owner elects to convey title to the condemnor by a deed in lieu of condemnation), then at the option of Landlord this Lease will end as of the date title vests in the condemnor and rent will abate for the Leased Space. Tenant will have no claim against Landlord or the condemnor as a result of such condemnation or conveyance except to the extent that an award shall specifically include an amount in respect of Tenant's moving expenses.

         15.  ASSIGNMENT AND SUBLETTING.

         (a) In the event Tenant desires to assign this Lease or sublet the Leased Space or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to enter into such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects any of the following options (which options shall be in writing and shall be the sole and absolute discretion of Landlord which may not be unreasonably withheld): (i) to terminate this Lease as to the space affected by the proposed assignment or sublease as of the date specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder after such date as to such space; or (ii) to permit Tenant to assign or sublet such space subject, however, to subsequent written approval of the proposed assignee or sublessee by Landlord; provided, however, that if the rental rate agreed upon between Tenant and its sublessee is greater than the rental rate then payable under this Lease, then eighty percent (80%) of such excess rental (and of each installment thereof) shall be paid by Tenant to Landlord as additional rent hereunder within five (5) days of Tenant's receipt thereof and the remaining twenty percent (20%) of such excess rental (and of each installment thereof) shall be retained by Tenant; or (iii) to refuse to consent to Tenant's assignment or to Tenant's subletting such space and to continue this Lease in full force and effect as to the entire Leased Space. If Landlord fails to notify Tenant in writing of Landlord's election within such thirty (30) day period, Landlord shall be deemed to have elected option (iii) above.

         (b) In respect of the foregoing: (i) no assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease; (ii) any attempted assignment or sublease by Tenant in violation of the terms and conditions of this paragraph shall be void; and (iii) the provisions of this paragraph shall apply fully to any subsequent assignment or subletting by an assignee or sublessee.

         (c) For purposes of this paragraph any transfer or change in control of Tenant (or any sublessee or assignee) by operation of law or otherwise shall be deemed an assignment hereunder including, without limitation, any merger, consolidation, dissolution or any change in the controlling equity interests of Tenant or any subtenant or assignee (in a single transaction or a series of related transactions).

         16.  EXTENSION OF TERM; WAIVER; HOLDING OVER.

         (a) This Lease will end at the conclusion of the term stated in paragraph 1 hereof unless it is continued as provided below. Landlord by notice to Tenant at least ninety (90) days before the end of such term may state its desire to continue this Lease for an additional period of time upon the same terms and conditions or upon such other terms and conditions as it may specify in such notice. If such a notice is given and Tenant fails to notify Landlord within thirty (30) days thereafter that Tenant does not agree to such continuation, this Lease will be continued for the additional term and upon the terms specified by Landlord in its notice. Tenant waives, to the extent permissible under law, all rights to receive any notice to quit the Leased Space at termination of this Lease (whether on conclusion of the term or any renewal thereof or on earliest termination following a default by Tenant).

         (b) If Tenant retains possession of the Leased Space or any part thereof after termination of this Lease by expiration of the lease term or otherwise, Tenant shall pay Landlord: (i) as agreed liquidated damages (and not as a penalty) for such wrongful retention alone, an amount, calculated on a per diem basis for each day of such wrongful retention, equal to twice the annual base rent and the additional rent for the time Tenant thus remains in possession, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant's wrongful retention. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Leased Space, all of Tenant's obligations with respect to the use, occupancy and maintenance of the Leased Space shall continue during such period of wrongful retention.

         17. RELOCATION OF TENANT. Landlord, after ninety (90) days' prior written notice, may require Tenant to move from the Leased Space to another location of comparable size in the building in order to permit Landlord to consolidate the Leased Space with other space leased or proposed to be leased by another existing or prospective tenant in the Building; provided, however, that in the event of receipt of any such notice, Tenant, by written notice to Landlord given within forty-five (45) days following its receipt of Landlord's notice, may elect not to move to the other space and in lieu thereof may terminate this Lease effective on the date of the proposed relocation set forth in Landlord's notice. In the event of any such relocation: (a) Landlord will pay all expenses of preparing and decoration the relocated premises so that they will be substantially similar to the Leased Space and, in addition, will pay the expense of moving Tenant's furniture and equipment to the relocated premises; and (b) Landlord and Tenant will execute a modification of or supplement to this Lease in respect of and identifying such relocated premises, such to be otherwise on terms identical to the terms hereof.

         18. NOTICES. All notices hereunder to be effective must be in writing and delivered at or sent registered or certified mail to Landlord at its principal office in Upper Dublin Township and to Tenant at the address stated after its name above, or at such other address as either party may hereafter give the other for such purpose. Notices will be deemed to have been given when so delivered or mailed by certified mail, return receipt requested.

         19. DELAYS IN EXERCISING RIGHTS. No delay or omission by Landlord or Tenant in exercising any right upon any default by the other will impair any such right or be construed as a waiver of any such default or an acquiescence in it. No waiver of any default will affect any later default or impair any rights of Landlord or Tenant with respect thereto. No single, partial or full exercise of any right by Landlord or Tenant will preclude other or further exercise thereof.

         20. ESTOPPEL CERTIFICATES. Each party shall, at any time and from time to time, at the request of the other party, upon not less than five (5) days' notice, if given in person, or ten (10) days' notice, if given by mail, execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the base rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

         21. ATTORNMENT. If the lessor of a superior lease or the holder of a superior mortgage will succeed to Landlord's interest in the Building or the rights of Landlord under this Lease, whether through possession or foreclosure action delivery of a lease or a deed or otherwise, then at the election of such party so succeeding to Landlord's rights (herein sometimes called "successor landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant. Tenant hereby waives any right Tenant may have under any present or future law to terminate this Lease or surrender the Leased Space by reason of the institution of any proceeding to terminate a superior lease or action to foreclose a superior mortgage, and this Lease shall not be affected by any such proceeding or action unless and until the lessor of the superior lease, or holder of the superior mortgage, elects in such proceeding or action to terminate this Lease.

         22. CONSENTS. Wherever in this Lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, such consent or approval or exercise of judgment shall also not be unreasonably delayed. In the event of a final determination by a court of competent jurisdiction to the effect that a requested consent was unreasonably withheld or delayed, the requested consent shall be deemed to have been granted for all purposes of this Lease; provided, however, that the party who shall have refused or failed to give such consent at all or in a timely manner shall not have any liability to the other party therefor.

         23. LIMITATION OF LIABILITY. Tenant shall look only to Landlord's interest in the Building and land upon which it is situated (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of any judgment by Landlord in the event of any default by Landlord under this Lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and tenant hereunder or Tenant's use and occupancy of the Leased Space.

         24.  ACCESS; CHANGES IN BUILDING FACILITIES.

                  (a) For the purpose of exercising Landlord's rights as set forth in paragraph 4, 8, and 10 hereof, Tenant will permit Landlord, or its agents or other representatives, access to the Leased Space, without charge therefor to Landlord and without diminution of the base rent or additional rent payable by Tenant; provided, however, that such access shall not be exercised in such a manner as unreasonably to interfere with Tenant's use of the Leased Space.

                  (b) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Leased Space, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant's use of the Leased Space, or damage the appearance thereof, materially reduce the floor area thereof or materially affect Tenant's layout. Where access doors are required for mechanical trades in or adjacent to the Leased Space, Landlord shall furnish and install such access doors and confine their location, whatever practicable, to closets, coat rooms, toilet rooms, corridors and kitchen or pantry rooms; and Landlord and Tenant shall cooperate with each other in the location of Landlord's and Tenant's facilities requiring such access doors.

                  (c) Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change detracting from the character or quality of the Building as a Class A office building, and that there shall be no unreasonable interference with the use of the Leased Space or with the use of the Building facilities serving the Leased Space and no material reduction in rentable area of the Leased Space or in the services furnished to the Leased Space. Should there be a reduction of the rentable area of the Leased Space by reason of a change permitted under this paragraph, the base rent hereunder shall be reduced and additional rent and credits hereunder shall be appropriately adjusted upon such reduction in rentable area.

         25. SECURITY DEPOSIT. Landlord acknowledges that it has received a security deposit of $8,430.52 prior to the execution of this Lease. Upon the occurrence of any Event of Default by Tenant, Landlord may from time to time and without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of base rent or additional rent, or any other damage, injury, expense or liability caused to Landlord by such Event of Default, any remaining balance of such security deposit to be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease. However, the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Tenant shall be entitled to receive and shall receive no interest on such security deposit, and Landlord may commingle the same with other monies of Landlord. If Landlord shall ever use the security deposit to pay the sums described above, Tenant shall immediately deposit with Landlord an additional security deposit equal to the amount so used.

         26. PARTIES BOUND, ETC. This Lease will bind and inure to the benefit of (a) Landlord, its successors and assigns, and (b) Tenant and such of its successors and assigns as are approved by Landlord under paragraphs 14 hereof.

         27.  MISCELLANEOUS.

                  (a) Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Leased Space or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Leased Space, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the Leased Space and the Building are in good and satisfactory condition at the time of such taking of possession.

                  (b) Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

                  (c) Landlord recognizes Rubin Organization as the sole broker procuring this Lease and shall pay such broker a commission thereof pursuant to a separate agreement between such broker and Landlord. Landlord and Tenant each represent and warrant to each other that except as set forth herein neither of them has employed any broker, agent or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless from and against any claim or claims for brokerage or other commissions arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

                  (d) "Landlord" means the Landlord named herein. "Tenant" means all names which appear before that term at the beginning of this Lease, irrespective of the pronoun used herein with respect to that term.

                  (e) Each provision hereof constitutes an independent covenant, enforceable separately from each other covenant hereof.

                  (f) This Lease contains the entire agreement of Landlord and Tenant (except for any changes and additions to rules and regulations pursuant to paragraph 5(i) hereof), and is subject to change only by a written statement referring to this Lease and signed by Landlord and Tenant.

                  (g) This Lease will be governed by the laws of the Commonwealth of Pennsylvania.

         28.  PUBLIC AUTHORITY.

         Tenant hereby empowers Landlord to act on its behalf (and hereby names Landlord as its Power of Attorney for such purposes) to obtain any permits, certificates of occupancy, licenses, or other filings required by any governmental agency in regards to the work, construction or improvements to be performed by Tenant on the Lease Space. Tenant agrees that all contact with, and notices from, governmental agencies will be handled by Landlord or Landlord's agent, and Tenant will not seek to obtain such permits or licenses without written approval by Landlord.

         29.  Attached hereto and made a part of this Lease are the following:

                           1.  Exhibit A

                           2.  Exhibit B

                           3.  Exhibit C

                                    LANDLORD



-------------------------------         ----------------------------------
         Witness                          New York Drive Associates, LLC


-------------------------------         -----------------------------------
         Witness                                  General Partner

                                     TENANT



------------------------------          -----------------------------------
Witness                                            Biosonics Inc.


------------------------------          -----------------------------------

                                   CERTIFICATE

         The undersigned, Secretary of ____________________________________, a
____________________________ corporation (the "Company"), hereby certifies to Twining Office Associates that ______________________________ is the duly elected and incumbent ___________________________ of the Company, authorized by action taken by the board of directors of the Company at a meeting duly called and held at which a quorum was present and acting throughout or by unanimous written consent of the directors of the Company, which authorization is in full force and effect as of the date hereof, to execute and deliver on behalf of the Company the within Lease.

         IN WITNESS WHEREOF, the undersigned has executed and sealed this Certificate as of this ______ day of _________________, 19____.



{CORPORATE SEAL}           ________________________________________
                           Biosonics Inc. , Secretary

                                    EXHIBIT A

                            To Lease Dated _________

                                     Between

                   New York Drive Associates, LLC("Landlord")

                                       and

                            Biosonics Inc. ("Tenant")

                             DRAWING OF LEASED SPACE

                     (Pursuant to Paragraph 1 of the Lease)

                                       and

                           COMPLETION OF IMPROVEMENTS

                     (Pursuant to Paragraph 4 of the Lease)

                               "as-is" possession

                                    EXHIBIT B

                          To Lease Dated ______________

                                     Between

                   New York Drive Associates, LLC ("Landlord")

                                       and

                            Biosonics Inc. ("Tenant")

                            ADJUSTMENTS TO BASIC RENT

                     (Pursuant to Paragraph 2 of the Lease)

    1. DEFINITIONS. As used in this exhibit B, the following terms shall have the following meanings:

    (a) "Actual Utility Costs" shall mean all of Landlord's utility costs incurred in the operation and maintenance of the Building (and the underlying land), related facilities in operation, and such facilities added in subsequent years as may be determined by Landlord to be necessary or desirable.

Utility costs will be computed on the accrual basis and in accordance with the terms of this Lease.

The term "Utility Costs" as used herein shall include the Cost of all utilities for the Building, including, but not limited to, the cost of water, sewer, power, heating, lighting, air conditioning and ventilating (excluding those costs billed to specific tenants).

    (b) "Impositions" shall mean all taxes, assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Building (and the underlying land) or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Building (and the underlying land) or their operation, whether or not directly paid by Landlord, excluding, however, federal and state taxes or income, death taxes, excess profit taxes, franchise taxes or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or imposed in connection with any change of ownership of the Building or the underlying land; Impositions shall not include any assessment on expansion or modification of the office complex which the Leased Premises are a part.

    (c) The "Initial Utility Cost" shall be the Actual Utility Costs for 1/1/96 to 12/31/96. The "Initial Tax Basic Cost" shall be the total Impositions billed for the calendar year 1/1/96 to 12/31/96.

    (d) "Computed Utility Costs" shall mean, with respect to each calendar year during the term of this Lease, the Actual Utility Costs for such year computed in accordance with the provisions of paragraph 1 (a) of this Exhibit B. The term "Tenant's Share of Computed Utility costs" shall mean, with respect to any calendar year, the Computed Utility Costs for such year, less the Initial Utility Cost divided by the net rentable area of office space in the building and (z) multiplied by the number of square feet of net rentable area contained within the Leased Space.

    (e) "Tenant's Share of Computed Tax Expenses" shall mean, with respect to each calendar year the Impositions for such year less the Initial Tax Basic Cost divided by the net rentable area of the office space in the building and (z) multiplied by the number of square feet of net rentable area contained within the Leased Space.

    2. ADJUSTMENTS FOR UTILITY COSTS. For each calendar year during the term of this Lease, commencing 1997, prior to January 1 of each such year (or prior to the commencement of the term of this Lease as to the year in which such commencement occurs), Landlord shall provide Tenant, in writing, with a comparison of the Initial Utility Cost with the projected Tenant's Share of Computed Utility Costs with respect to such year and thereafter Tenant shall pay an adjusted base rent for such year which shall include an appropriate amount on account of the excess of such projected Tenant's Share of Computed utility costs over the Initial utility Cost. Landlord shall, within a period of one hundred fifty (150) days (or as soon thereafter as possible) after the close of each such calendar year, provide Tenant a statement of the Utility Costs for such year prepared by a certified public accountant of recognized standing, and a calculation (based thereon) prepared by Landlord of Tenant's Share of Computed Utility Costs for such year. If Tenant's share of Computed Utility Costs for such year is greater than the projected amount theretofore paid by Tenant for such year, Tenant shall pay to Landlord within thirty (30) days after Tenant's receipt of the statement the amount of such excess. However, if Tenant's Share of Computed Utility Costs for such year is less than the projected amount theretofore paid by Tenant for such year, Landlord shall credit the amount of such overpayment to the next rent due under this Lease. Any sums payable by Tenant under this paragraph 2 of Exhibit C shall be deemed additional rent.

   3. ADJUSTMENTS FOR TAX INCREASES. For each calendar year during the term of this lease, commencing 1997, prior to January 1 of each such year (or prior to the commencement of the term of this Lease as to the year in which such commencement occurs), Landlord shall provide Tenant, in writing, with a comparison of the Initial Tax Basic Cost with the projected Tenant's Share of Computed Tax Expenses with respect to such year, and thereafter Tenant shall pay an adjusted base rent for such year which shall include an appropriate amount on account of the excess of such projected Tenant's Share of Computed Tax Expenses over the Initial Tax Basic Cost. Landlord shall, within a period of one hundred fifty (150) days (or as soon thereafter as possible after the close of each such calendar year, provide Tenant with a statement of the Impositions for such year prepared by a certified public accountant or recognized standing, and a calculation (based thereon) prepared by Landlord of Tenant's share of Computed Tax Expenses for such year. If Tenant's Share of Computed Tax Expenses for such year is greater than the projected amount theretofore paid by Tenant for such year, Tenant shall pay to Landlord within thirty (30) days after Tenant's receipt of the statement the amount of such excess. However, if Tenant's Share of Computed Tax Expenses for such year is less than the projected amount theretofore paid by Tenant for such year, Landlord shall credit the amount of such overpayment to the next rent due under this Lease. Any sums payable by Tenant under this paragraph 3 of Exhibit B shall be deemed additional rent.

    4. PRO-RATIONS. should this Lease commence or terminate at any time other than the first day of a calendar year, Tenant's Share of Computed Utility Costs and Tenant's Share of Computed Tax Expenses referred to in paragraph 2 and 3 of this Exhibit C shall be calculated, for the commencement or termination year only, by the following formula:

Days Occupied X Tenant's Share of = Adjusted Tenant's Share
-------------


         Computed Utility           of Computed Utility
         Costs (or Tenant's         Costs (or Adjusted
         Share of Computed          Tenant's Share of
         Tax Expenses)              Computed Tax Expenses

   5. AUDIT. Tenant shall have the right at all reasonable times, and at its sole expense, to audit Landlord's books and records for any item relating to this Lease for any year or years for which additional rental payments become due, or at Landlord's sole discretion Landlord will provide such audit prepared by a certified public accountant. If such audit reveals greater than a five percent (5%) discrepancy, Landlord shall reimburse Tenant for its audit cost and revise its billings to reflect the error.

                                    EXHIBIT C

                        To Lease Dated _________________

                                     Between

                   New York Drive Associates, LLC ("Landlord")

                                       and

                            Biosonics Inc. ("Tenant")

                              RULES AND REGULATIONS

                    (Pursuant to Paragraph 5(i) of the Lease)

     1.  Tenant will not:

    (a) Use any portion of the Building for any purpose other than that for which it is intended, or in a manner which may cause damage to the Building or to property of others located therein, or which may interfere with the comfort or convenience of others using the Building.

    (b) Place any sign or advertising notice in any part of the Building except as approved by Landlord.

    (c) Place or store anything in or on the Building other than in the Leased Space.

    (d) Mark, paint, drill into or otherwise damage or deface any part of the Leased Space or other parts of the Building without Landlord's written permission or supervision.

    (e) Hang or shake anything out of any window or place anything on outside window sills.

    (f) Permit any animals in the Building or the surrounding land, or leave or keep, except in such places as Landlord may designate for that purpose, any bicycles vehicles or conveyances.

    (g)  Use any window shades not previously approved by Landlord in writing.

    (h)  Add to or change any locks in the Leased Space.

    (i)  Abuse or misuse the lavatory or toilet facilities in the Building.

    (j) Cook or prepare food in the Leased Space expect in the utility kitchen if one is called for by the plans for the Leased Space.

    (l) Use the Lease Space for lodging or sleeping, or for any immoral or illegal purpose.

    (m) Occupy or permit to be occupied any portion of the Leased Space as an office for a public stenographer or typist or as an employment bureau.

    (n) Use any advertising or take any other action which in Landlord's judgment might tend to affect adversely the reputation of the Building and its desirability as a building for offices.

   2. The Building and adjacent land outside the Leased Space is under the exclusive control of Landlord. Tenant will not obstruct any part of such property or throw or place anything in it unless it is designated for that purpose by Landlord. No one but Landlord and its employees will be allowed on the roof of the Building or in any of the basement areas except those (if any) which are designated for use by Tenant.

   3. Except during normal working hours, Landlord may exclude persons from the Building unless they sign a register and show a building pass signed by Landlord and Tenant.

   4. Tenant will lock outer doors before leaving the Leased Space at the end of the day, and return all keys to the Leased space or any other part of the Building at the end of this Lease.

   5. The carrying in or out of furniture or other bulky material may be restricted by Landlord to hours when the inconvenience caused to other tenants will be minimized.

   6. Tenant will obtain and use protective mats or carpet covers to be used under desk chairs and all areas where coffee or other liquids are prepared for convenience of tenant.

    7. Tenant may change locks in the existing suite provided that two copies of each new key is provided to management.